NAME CHANGE AMENDMENT TO DECLARATION OF TRUST

              FIRST TRUST/GALLATIN SPECIALTY FINANCE AND FINANCIAL
                               OPPORTUNITIES FUND

      WHEREAS, the Declaration of Trust of First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (the "Trust") was made as of the 20th day of March, 2007 (the "Declaration");

      WHEREAS, the Trustees, pursuant to the authority granted to them by
Section 11.1 of the Declaration, now desire to amend the Declaration to change the name of the Trust, effective as of July 29, 2008, to

        FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND;

      NOW, THEREFORE, the Trustees do hereby amend the Declaration, effective as of July 29, 2008, to change the name of the Trust to FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND; and in all places in the Declaration where the name of the Trust appears, such name be and it hereby is changed to FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND;

Except as aforesaid, the Declaration shall remain in full force and effect.

                           [Signature page to follow]

      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, has executed this instrument as of this 29th day of July, 2008


/s/ James A. Bowen                             /s/ Thomas R. Kadlec
---------------------------------              ---------------------------------
James A. Bowen, as Trustee                     Thomas R. Kadlec, as Trustee
and not individually                           and not individually
Address:                                       Address:
c/o First Trust Advisors L.P.                  c/o First Trust Advisors L.P.
1001 Warrenville Road, Suite 300               1001 Warrenville Road, Suite 300
Lisle, IL 60532                                Lisle, IL 60532



/s/ Robert F. Keith                            /s/ Niel B. Nielson
---------------------------------              ---------------------------------
Robert F. Keith, as Trustee                    Niel B. Nielson, as Trustee
and not individually                           and not individually
Address:                                       Address:
c/o First Trust Advisors L.P.                  c/o First Trust Advisors L.P.
1001 Warrenville Road, Suite 300               1001 Warrenville Road, Suite 300
Lisle, IL 60532                                Lisle, IL 60532



/s/ Richard E. Erickson
---------------------------------
Richard E. Erickson, as Trustee
and not individually
Address:
c/o First Trust Advisors L.P.
1001 Warrenville Road, Suite 300
Lisle, IL 60532